UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

NORDSON CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	000-07977	34-0590250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28601 Clemens Road

Westlake, Ohio 44145

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 440-892-1580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information required by this Item is included in Item 2.03 below and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 9, 2024, Nordson Corporation (the “Company”) completed its underwritten public offering (the “Offering”) of $600,000,000 aggregate principal amount of its 4.500% Notes due 2029 (the “Notes”).

The Offering was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on September 5, 2023, as amended (Registration No. 333-274340) (the “Registration Statement”), a base prospectus dated September 5, 2023, included as part of the Registration Statement, and a prospectus supplement dated September 4, 2024 (the “Prospectus Supplement”), filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the Prospectus Supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of the Company’s counsel, Taft Stettinius & Hollister LLP, regarding the validity of the Notes being registered.

The Notes were issued pursuant to the second supplemental indenture, dated September 9, 2024 (the “Second Supplemental Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), which supplements an indenture, dated September 13, 2023, between the Company and the Trustee (the “Base Indenture” and, together with the Second Supplemental Indenture, the “Indenture”). The Notes pay interest semi-annually in arrears.

Optional Redemption Provisions

At any time, upon not less than 10 nor more than 60 days’ notice, the Notes will be redeemable at the Company’s option, in whole or in part, at a price equal to 100% of their principal amount, plus a make-whole premium as set forth in the Indenture, plus accrued and unpaid interest to, but excluding, the redemption date if the Company redeems the Notes prior to the period beginning one month prior to the December 15, 2029 maturity date (November 15, 2029) (the “Par Call Date”).

The Company may also redeem the Notes within the period beginning on the Par Call Date, in whole or in part, upon not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the applicable date of redemption.

Change of Control

In the event of a Change of Control Triggering Event (as defined in the Indenture), the holders of the Notes may require the Company to purchase for cash all or a portion of the holders’ Notes at a purchase price equal to 101% of the aggregate principal amount of the Notes purchased plus accrued and unpaid interest, if any, to but not including the repurchase date.

Restrictive Covenants

Subject to certain important exceptions, the Indenture contains covenants that, among other things, limit the Company’s ability and the ability of certain of the Company’s subsidiaries to create liens on principal property, enter into sale and leaseback transactions with respect to principal property and enter into mergers or consolidations or transfer all or substantially all of the Company’s assets.

Upon any event of default, the principal amount of the Notes outstanding, and accrued and unpaid interest, if any, may become due and payable immediately.

Use of Proceeds

The Company intends to use the net proceeds from the Offering (i) to repay its borrowings under its $500 million Term Loan Facility (as defined below), (ii) to pay transaction related fees and expenses related to the Offering and (iii) for general corporate purposes.

The foregoing description of the Base Indenture, the Second Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed herewith as Exhibits 4.1, 4.2 and 4.3 and are incorporated herein by reference.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed, on June 21, 2024, the Company entered into a 364-Day Term Loan Agreement with Morgan Stanley Senior Funding, Inc., as administrative agent, sole lead arranger and sole bookrunner, and various financial institutions named therein as lenders (the “Term Loan Facility”), with a maturity date of August 20, 2025. The terms of the Term Loan Facility, among other things, require mandatory prepayments of the loans under the Term Loan Facility with the net cash proceeds from any debt and equity issuances and asset sales of the Company within three business days following actual receipt of such net cash proceeds.

On September 9, 2024, the Company completed the Offering, pursuant to which the loans under the Term Loan Facility became payable. As discussed in Item 2.03 hereof, the Company intends to use the net proceeds of the Offering to repay all of the outstanding $500 million principal amount of borrowings under the Term Loan Facility, plus accrued and unpaid interest. After the repayment, there will be no outstanding loans under the Term Loan Facility.

Forward-Looking Statements

Certain statements contained in this Current Report, including statements regarding the intended use of proceeds of the Offering and repayment of the Term Loan Facility, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes”, “projects,” “forecasts,” “outlook,” “guidance,” “continue,” “target,” or the negative of such terms or comparable terminology. These statements reflect management’s current expectations and involve a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the Company’s ability to deploy the proceeds of the Notes as currently planned and those risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended October 31, 2023 and in its other filings with the SEC, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward-looking statement in this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 4, 2024, between the Company and Morgan Stanley & Co. LLC, BNP Paribas Securities Corp. and Wells Fargo Securities, LLC., as representatives of the several underwriters.

4.1	Indenture, dated September 13, 2023, by and between the Company and U.S. Bank Trust Company, National Association, as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated September 13, 2023, and incorporated by reference herein.

4.2	Second Supplemental Indenture, dated September 9, 2024, by and between the Company and U.S. Bank Trust Company, National Association, as trustee, to the Indenture dated September 13, 2023.

4.3	Form of Global Note to represent the 4.500% Notes due 2029 of the Company (included in Exhibit 4.2).

5.1	Opinion of Taft Stettinius & Hollister LLP regarding the validity of the Notes.

23.1	Consent of Taft Stettinius & Hollister LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2024

NORDSON CORPORATION

By:	/s/ Daniel Hopgood
Name:	Daniel Hopgood
Title:	Executive Vice President and Chief Financial Officer